UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 13, 2008

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact Name of Each Registrant as Specified in Their Charters)

Delaware (State or other jurisdiction of incorporation)	001-32701 333-127115 (Commission File Number)	20-3738384 20-2076535 (IRS Employer Identification #)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of Principal Executive Offices)		80111 (Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD.

Item 7.01              Regulation FD Disclosure.

EMSC announced that it is participating in the UBS Global Healthcare Services Conference on February 13, 2008 in New York, N.Y.  The presentation materials will be available on the EMSC website at www.emsc.net on the Investor Relations page.

The information in this report, including any exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
February 13, 2008		Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

	By:	Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
February 13, 2008		Todd G. Zimmerman
Executive Vice President and General Counsel